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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                     --------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     --------------------------------------


       Date of Report (Date of earliest event reported): January 24, 2001


                      MEDIQ/PRN Life Support Services, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                        1-11286                  95-3692387
         --------                        -------                  ----------
 State of other jurisdiction          (Commission               (IRS Employer
     of incorporation)                 File Number)          Identification No.)


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                                 One MEDIQ Plaza
                          Pennsauken, New Jersey 08110

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         (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code (856) 662-3200
                                                           ---------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


                             Exhibit Index on page 3

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Item 3.  Bankruptcy or Receivership.

         On January 24, 2001, MEDIQ Incorporated, a Delaware Corporation ("MEDIQ"), and its wholly-owned subsidiary MEDIQ/PRN Life Support Services, Inc., a Delaware Corporation (the "Company"), filed voluntary petitions (the "Petitions") for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

         Copies of the press release dated January 24, 2001 relating to the filing of the Petitions with the Bankruptcy Court are attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated entirely herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

99.1 Press Release dated January 24, 2001 announcing restructuring under Chapter 11.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MEDIQ/PRN Life Support Services, Inc.



                                      By:    /S/ Kenneth R. Koester
                                             ----------------------
                                      Name:  Kenneth R. Koester
                                      Title: Senior Vice President and
                                             Chief Financial Officer



Dated: January 24, 2001

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                                  EXHIBIT INDEX


 Exhibit No.                        Document                            Page
------------- --------------------------------------------------- --------------
     99.1     Press Release dated January 24, 2001 announcing             4
              restructuring under Chapter 11.